UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2011
(Amendment No. 1)

VIROLAB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54059	27-2787170
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, Suite 200, Foster City, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 283-2653

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountants

On June 10, 2011, Virolab, Inc. (the “Company”) filed a Current Report on Form 8-K regarding the dismissal of Paritz and Company P.A. (“Paritz”) as the Company’s independent registered public accounting firm.

This amended Current Report on Form 8-K is being filed to include a letter addressed to the Securities and Exchange Commission ("SEC") stating that Paritz agreed with the statements made regarding their firm. They also stated that they had no basis to agree or disagree with other statements made in the June 10, 2011 filing.

Item 9.01. Financial Statements and Exhibits.

 (d)        Exhibits.

 Exhibit No.       Description

     16.1                  Letter from Paritz and Company P.A. to the Securities and Exchange Commission dated June 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2011

VIROLAB, INC.
	By:	/s/ JAMES A.D. Smith
James A.D. Smith
Chief Executive Officer